UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 March 18, 2005


                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   1-11900               75-2422983
    ------------------------    ---------------------    -------------------
    (State of incorporation)    (Commission File No.)       (IRS Employer
                                                         Identification No.)

                  8200 Springwood Drive
                        Suite 230
                      Irving, Texas                         75063
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number, including area code:   (972) 444-8280


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

         As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on January 12, 2005, Grant Thornton LLP ("Grant Thornton") notified Integrated Security Systems, Inc. (the "Company") that it would decline to stand for re-election as our independent registered public accounting firm following the completion of its review of our financial statements for the quarter ended December 31, 2004. On February 16, 2005, after the filing of the Company's 10-QSB for the quarter ended December 31, 2004 on February 14, 2005, Grant Thornton's resignation became effective. Subsequently to that filing, the Company filed a Form 8-K/A to confirm and update the representations made in the Original Form 8-K for the interim period up to the effective date of Grant Thornton's resignation of February 16, 2005.

         Consistent with the Original Form 8-K, the Company's audit committee commenced an immediate search for a new independent registered public accountant, including requesting proposals from other accounting firms. On February 18, 2005, the Company's Audit Committee approved of and the Board of Directors unanimously ratified the appointment of Weaver and Tidwell L.L.P. as the Company's independent auditor commencing with work to be performed in relation to the Company's quarter ending March 31, 2005. Weaver & Tidwell L.L.P. accepted the Company as its independent auditor effective March 18, 2005. The Company has had no occasions in the past two years upon which it has consulted with Weaver & Tidwell L.L.P. on any matters.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          INTEGRATED SECURITY SYSTEMS, INC.


Dated: March 24, 2005                     By:    /s/ C.A. RUNDELL, JR.
                                                 -------------------------------
                                          Name:  C.A. Rundell, Jr.
                                          Title: Director, Chairman of the Board
                                                 and Chief Executive Officer
                                                 (Principal Executive and
                                                 Financial Officer)





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